UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 26, 2004
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)

                           IOWA FIRST BANCSHARES CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            IOWA                           2-89283                42-1211285
--------------------------------------------------------------------------------
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


                             300 EAST SECOND STREET
                              MUSCATINE, IOWA 52761
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (563) 263-4221

                                 NOT APPLICABLE
              -----------------------------------------------------
              (Former Name, Former Address, and Former Fiscal Year,
                          if Changed Since Last Report)

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Item 2.02.  Results of Operations and Financial Condition

On October 26, 2004, Iowa First Bancshares Corp. issued a News Release announcing its earnings for the quarter and first nine months ended September 30, 2004. A copy of the News Release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

The following exhibit is filed as part of this Report:

Exhibit No.                                               Description
-----------                                  -----------------------------------
99.1                                         News Release dated October 26, 2004


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

                                  EXHIBIT INDEX



Exhibit No.                                               Description
-----------                                  -----------------------------------
99.1                                         News Release dated October 26, 2004



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


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      IOWA FIRST BANCSHARES CORP.


Date:   October 26, 2004              By:  /s/  Kim K. Bartling
                                           -------------------------------------
                                           Name:    Kim K. Bartling
                                           Title:      Executive Vice President,
                                           Chief Operating Officer &
                                           Treasurer


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